UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

AFFYMAX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4001 Miranda Avenue

Palo Alto, California 94304

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812 -8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On February 23, 2007, Hironori Hozoji informed Affymax, Inc. (the “Company”) that Mr. Hozoji would resign as a director of the Company effective as of February 28, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC .

Dated: February 28, 2007	By:	/s/Ali Mahdavi
Ali Mahdavi
Vice President, Finance and
Administration and Chief Accounting Officer